                                                                   EXHIBIT 10.65

NOTICE OF GRANT OF STOCK OPTIONS                   ESS TECHNOLOGY, INC
AND OPTION AGREEMENT ID:                           48401 Fremont Boulevard
                                                   Fremont, CA 94538
                                                   (510) 492-1088

[NAME OF OPTIONEE]                                  OPTION NUMBER:
[ADDRESS OF OPTIONEE]                               PLAN:
                                                    ID:


Effective [Grant Date], you have been granted a(n) Non-Qualified Stock Option to buy [Number] shares of ESS TECHNOLOGY, INC. (the "Company") stock at $[Option Price] per share.

The total option price of the shares granted is $[Total Grant Price].

Shares in each period will become fully vested on the date shown.

         SHARES           VEST TYPE        FULL VEST           EXPIRATION
         ------           ---------        ---------           ----------








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By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.
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--------------------------------         ---------------------------
ESS TECHNOLOGY, INC.                     Date

--------------------------------         ---------------------------
[Name of Optionee]                       Date

                                         Date:
                                         Time:

                              ESS TECHNOLOGY, INC.

                             STOCK OPTION AGREEMENT

     1. GRANT OF OPTION. ESS Technology, Inc., a California corporation (the "Company"), hereby grants to the optionee (the "Optionee") named in the Notice of Grant of Stock Options and Option Agreement (the "Notice") an option (the "Option") to purchase the total number of shares of common stock set forth in the Notice (the "Shares") at the exercise price per Share set forth in the Notice (the "Exercise Price") subject to the terms and conditions of the Notice, this Agreement and the plan identified in the Notice (the ESS Technology, Inc. 1997 Equity Incentive Plan, the ESS Technology, Inc. 1995 Equity Incentive Plan, or the 2002 Non-Executive Stock Option Plan, the "Plan"), which Plan is incorporated in this Agreement by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan. This Agreement shall be deemed executed by the Company and Optionee upon execution by such parties of the Notice.

     2. DESIGNATION OF OPTION. This Option is intended to be an incentive stock option as defined in Section 422 of the Code (an "Incentive Stock Option") only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent the Option does not qualify as an Incentive Stock Option, it is intended to be a nonstatutory stock option.

     Notwithstanding the above, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a nonstatutory stock option.

     3. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the vesting schedule set out in the Notice and with the applicable provisions of the Plan as follows:

          (a)  RIGHT TO EXERCISE.

               (i)  This Option may not be exercised for a fraction of a share.

               (ii) In the event of Optionee's death, disability or other termination of service, the exercisability of the Option is governed by Section 5 below, subject to the limitations contained in this Section 3.

               (iii) In no event may this Option be exercised after the Expiration Date of the Option as set forth in the Notice.

          (b)  METHOD OF EXERCISE.

               (i) This Option shall be exercisable by delivering to the Company a written notice of exercise (in the form attached as Exhibit A or in any other form of notice approved by the Committee) which shall state Optionee's election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Committee in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

               (ii) As a condition to the exercise of this Option, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the vesting or exercise of the Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

               (iii) The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of the Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

     4. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee:

          (a)  cash or check; or

          (b) delivery of a properly executed exercise notice together with irrevocable instructions to a broker approved by the Company to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price; or

          (c)  surrender of other shares of common stock of the Company that:

               (i) either have been owned by Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and

               (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised.

     5. TERMINATION OF RELATIONSHIP. Following the date of termination of Optionee's Continuous Service Status for any reason (the "Termination Date"), Optionee may exercise the Option only as set forth in the Notice and this
Section 5. To the extent that Optionee is not entitled to exercise this Option as of the Termination Date, or if Optionee does not exercise this Option within the termination periods set forth below, the Option shall terminate in its entirety. In no event, may the Option be exercised after the Expiration Date of the Option as set forth in the Notice.

          (a) TERMINATION. In the event of the termination of Optionee's Continuous Service Status other than for Cause or as a result of Optionee's disability or death, Optionee may, but only within 90 days of the Termination Date, exercise this Option to the extent Optionee was entitled to exercise it as of the Termination Date.

          (b) OTHER TERMINATIONS. In connection with any termination other than a termination covered by Section 5(a), Optionee may exercise the Option only as described below:

               (i) TERMINATION UPON DISABILITY OF OPTIONEE. In the event of the termination of Optionee's Continuous Service Status as a result of Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve months from the Termination Date, exercise this Option to the extent Optionee was entitled to exercise it as of such Termination Date.

               (ii) DEATH OF OPTIONEE. In the event of the death of Optionee (a) during the period of Continuous Service Status since the date of grant of the Option, or (b) within three months after Optionee's Termination Date, the Option may be exercised at any time within twelve months following the date of death by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee was entitled to exercise the Option as of the Termination Date.

               (iii) CAUSE. In the event of the termination of Optionee's Continuous Service Status for Cause, the Option (including any exercisable portion thereof) shall immediately terminate in its entirety upon first notification to the Optionee of the termination of his or her Continuous Service Status. If Optionee's employment or consulting relationship is suspended pending an investigation of whether the Optionee shall be terminated for Cause, all of the Optionee's rights under the Option shall be suspended during the investigation period and the Optionee shall have no right to exercise the Option during such period.

     6. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

     7. EFFECT OF AGREEMENT. Optionee acknowledges receipt of a copy of the Plan, the Notice and this Agreement and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Notice and the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee regarding any questions relating to the Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail. The Option, including the Plan and the Notice, constitutes the entire agreement between Optionee and the Company on the subject matter hereof and supersedes all proposals, written or oral, and all other communications between the parties relating to such subject matter.

     8. NO ADDITIONAL EMPLOYMENT RIGHTS. Optionee understands and agrees that the vesting of Shares pursuant to the vesting schedule is earned only by continuing as an employee or consultant at the will of the Company or, to the extent applicable, its Parent, Subsidiary or Affiliate (not through the act of being hired, being granted this Option or acquiring Shares under this Agreement). Optionee further acknowledges and agrees that nothing in this Agreement, nor in the Plan which is incorporated in this Agreement by reference, shall confer upon Optionee any right with respect to continuation as an employee or consultant with the Company, its Parent, Subsidiaries or Affiliates, nor shall it interfere in any way with his or her right or the Company's (or the Parents, Subsidiaries, or Affiliates) right to terminate his or her employment or consulting relationship at any time, with or without cause.

     9.   DEFINITIONS.

          (a) "Applicable Laws" means all applicable laws, rules and regulations, including, but not limited to, U.S. state corporate laws, U.S. federal and applicable state securities laws, the Internal Revenue Code of 1986, as amended, any Stock Exchange rules or regulations and the applicable laws of any other country or jurisdiction where awards are granted under the Plan or where Plan participants reside or provide services to the Company or any Parent, Subsidiary or Affiliate, as such laws, rules, regulations and requirements shall be in place from time to time.

          (b) "Cause" for termination of Optionee's Continuous Service Status will exist (unless otherwise defined in an applicable employment agreement) if Optionee is terminated for any of the following reasons: (i) Optionee's willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) Optionee's commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by Optionee of any proprietary information or trade secrets of the Company or any other party to whom the Optionee owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Optionee's willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether Optionee is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Optionee. The foregoing definition does not in any way limit the Company's ability to terminate Optionee's employment or consulting relationship at any time, and the term "Company" will be interpreted to include any Subsidiary, Parent, Affiliate or successor thereto, if appropriate.

          (c) "Continuous Service Status" means the absence of any interruption or termination of service as an employee or consultant. Continuous Service Status as an employee or consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries, Affiliates or their respective successors. A change in status from an employee to a consultant or from a consultant to an employee will not constitute an interruption of Continuous Service Status.

                                    EXHIBIT A

                               NOTICE OF EXERCISE


To:       ESS Technology, Inc.
Attn:     Stock Option Administrator
Subject:  Notice of Intention to Exercise Stock Option

     This is official notice that the undersigned ("Optionee") intends to exercise Optionee's option (Option Number _________) to purchase
___________________ shares of ESS Technology, Inc. common stock, under and pursuant to the Notice of Grant of Stock Options and Option Agreement ("Notice") dated ______________________, the plan identified in the Notice, and the Stock Option Agreement, as follows:

           Grant Number:
                              -------------------------------------------------

           Date of Purchase:
                              -------------------------------------------------

           Number of Shares:
                              -------------------------------------------------

           Purchase Price:
                              -------------------------------------------------

           Method of Payment
           of Purchase Price:
                              -------------------------------------------------

     The shares should be issued as follows:

           Name:
                    -------------------------------------------------

           Address:
                    -------------------------------------------------

                    -------------------------------------------------


           Signed:
                    -------------------------------------------------
           Date:
                    -------------------------------------------------


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